EXHIBIT 99.1

Kite Realty Group Trust
Investor Presentation
Information as of March 31, 2010

▪ Stable Operating Portfolio	▪ 55 Operating Properties in 9 states ▪ 91% leased ▪ Diverse tenant base: Largest tenant contributes 3.4% of annualized base rent ▪ 5 mile demographics: Population 120,000; Average HHI $83,000
▪ Increased Leasing Productivity	▪ 345,600 square feet of new and renewal leases executed in Q1 2010 ▪ An additional 200,000 square feet anticipated for Q2 2010 ▪ Macy’s at Glendale Town Center renewed early
▪ Proven Debt Management
▪ No remaining 2010 debt maturities
▪ $170 million of property refinancings and extensions since early 2009
▪ Of the 2011 maturities, only 2 are CMBS loans totaling $20 million
▪ 82% of maturities through 2012 held by relationship lenders

▪ Development Upside
▪ Two in-process developments - Eddy Street Commons & Cobblestone Plaza
▪ Combined 75% leased but only 41% occupied with tenants in construction
▪ Executed Whole Foods lease at Cobblestone Plaza in Florida
▪ Rent commencements 2010-2011

Information as of March 31, 2010
COMPANY OVERVIEW

▪ Rent commencement on executed Jr anchor leases
▪ Jr anchor leases in negotiation
▪ Return to normal small shop occupancy
▪ Execute on the redevelopments
▪ Complete the current developments
▪ Future development potential
▪ Joint venture capital
GROWTH SOURCES

100%
80%
60%
40%
20%
59%
82%
90%
2008
2009
2010

KRG
LISTED
NYSE

▪ We have made a concerted effort to improve the quality and predictability of our FFO stream.

Real Estate Rental Operations as a Percent of FFO(1)
(1) 2010 as projected within the Company’s previously released earnings guidance.
IMPROVING FFO QUALITY

KITE REALTY GROUP

Top 10 Retail Tenants

	Tenant	Number Of Locations	% of Owned GLA	% of Portfolio Annualized Base Rent [(1)]	S&P Credit Rating [(2)]
1	Publix	6	5.2%	3.4%	n/a
2	PetSmart	6	2.6%	2.9%	BB
3	Lowe's Home Improvement	2	2.3%	2.5%	A
4	Ross Stores	5	2.6%	2.4%	BBB
5	Dick's Sporting Goods	3	3.1%	2.4%	n/a
6	Marsh Supermarkets	2	2.2%	2.3%	n/a
7	Bed Bath & Beyond	5	2.4%	2.2%	BBB
8	Staples	4	1.6%	1.7%	BBB
9	HEB Grocery	1	1.9%	1.6%	n/a
10	Office Depot	5	2.3%	1.5%	B
	Total		**26.2%**	**22.9%**	

KRG LISTED NYSE

(1) Annualized base rent represents the monthly contractual rent for March 2010 for each applicable tenant multiplied by 12.
(2) S&P credit ratings for parent company as of 6/3/10.
▪ Largest single retail tenant comprises only 3.4% of total annualized base rent
▪ Top 10 retail tenants account for only 22.9% of total annualized base rent
Information as of March 31, 2010
(unless otherwise noted)
DIVERSE TENANT BASE

18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2.2%
2.6%
3.3%
3.4%
3.9%
4.6%
4.6%
6.7%
7.3%
11.1%
16.7%
WRI
FRT
KIM
KRG
RPT
DDR
REG
AKR
IRC
EQY
CDR

KRG LISTED NYSE

Peer Group Assessment:

Top Tenant as a Percent of Annualized Base Rent
Kroger	Bed Bath Beyond	Home Depot	Publix	TJ Maxx	Wal-Mart/ Sam’s	Kroger	A&P	Supervalu	Publix	Giant Foods
Source: Company SEC filings.
Information as of March 31, 2010
DIVERSE TENANT BASE

Operating Portfolio	Radius 3 Mile	Radius 5 Mile
2009 Est. Population	49,501	121,571
2014 Est. Population	55,139	134,542
Projected Annual Growth	2.3%	2.1%
Average HH Income	$84,402	$83,469

Development Pipeline	Radius 3 Mile	Radius 5 Mile
2009 Est. Population	60,042	155,798
2014 Est. Population	64,828	168,552
Projected Annual Growth	1.6%	1.6%
Average HH Income	$87,331	$87,676

KRG LISTED NYSE

Source: Applied Geographic Solutions.
▪ High quality assets with an average age of only eight years
▪ Approximately half of the current portfolio was developed by KRG
▪ Portfolio benefits from 100% non-owned anchor occupancy
▪ Strong household incomes surrounding operating portfolio and development pipelines
Portfolio Demographics Comparison
Operating Portfolio vs. Development Pipelines
STRONG DEMOGRAPHICS

20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
4.3%
9.3%
10.7%
9.0%
11.0%
13.3%
5.0%
8.3%
6.6%
4.1%
18.5%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Thereafter

KRG
LISTED
NYSE

(1) Lease expirations of operating portfolio and excludes option periods and ground leases. Annualized base rent represents the monthly contractual rent for December 2009 for each applicable property multiplied by 12.
▪ No more than 13.3% of total annualized rent is expected to rollover in any one year
▪ Higher 2011-2015 rollover defers renewal negotiations to a potentially stronger leasing environment

Percentage of Lease Expiration by Total Annualized Base Rent (1)
Information as of March 31, 2010
WELL-STAGGERED LEASE EXPIRATIONS

85.0%
75.0%
65.0%
55.0%
45.0%
35.0%
25.0%
44.9%
49.5%
54.4%
55.1%
55.1%
56.0%
60.2%
60.2%
60.5%
64.5%
71.7%
FRT
EQY
IRC
RPT
REG
KRG
DDR
CDR
KIM
WRI
AKR

KRG
LISTED
NYSE

Peer Group Assessment:

Debt Plus Preferred as a Percent of Gross Assets
 (1) Source: Company filings.
  Calculation: (Consolidated Debt + Preferreds) / Gross Real Estate Assets
MANAGING LEVERAGE

$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$0
$55,000
$28,930
$13,549
$88,565
$86,800
$50,483
$44,481
$42,839
$31,500
$38,302
$170,374
$0
2010
2011
2012
2013
2014
2015
Thereafter
Mortgage Debt
KRG Share of Unconsol. Mortgage Debt
Construction Loans
Revolving Credit Facility
Term Loan

Scheduled Debt Maturities (1)(2)(3)(4)
(1) Maturities exclude annual principal amortization.
(2) Includes effects of loan closings, payoffs, and commitments that occurred subsequent to March 31, 2010.
(3) Amount due in 2012 includes the outstanding balance on our unsecured revolving credit facility, and assumes exercise of available extension option.
(4) Dollars in thousands.
▪ Extended or refinanced all 2010 debt maturities by February 2010
▪ 2011 maturities are in process:
 ▪ Only 2 CMBS loans totaling $20 million
 ▪ 5 of 7 property loans held on balance sheet were underwritten with more stringent 2008-09 standards
▪ Approximately 82% of debt maturities through 2012 are held on balance sheet by relationship banks including unsecured term loan
MANAGING LEVERAGE

▪ Eddy Street Commons at Notre Dame
 ▪ 75% pre-leased or committed
 ▪ 89% of projected costs incurred

In-Process Developments
▪ Capital Summary (Dollars in thousands)
 ▪ Eddy Street Estimated Project Costs:          $35,000
 ▪ Cobblestone Plaza Estimated Project Costs:         $52,000
 ▪ Total Cost Incurred as of 3/31/10:       ($77,757)
 ▪ Remaining Cost to be Spent:       $9,243
▪ Cobblestone Plaza, Ft. Lauderdale, FL
 ▪ 74% pre-leased with Whole Foods executed lease
 ▪ 89% of projected costs incurred
Information as of March 31, 2010
DEVELOPMENT STATUS

Company	Price 6/3/2010	Consensus Estimate [1]	Multiple
Federal Realty	$73.58	$3.85	19.1x
Acadia Realty	$18.16	$1.02	17.8x
Equity One	$17.15	$1.04	16.5x
Regency Centers	$36.22	$2.28	15.9x
Kimco Realty	$14.41	$1.12	12.9x
Developers Diversified	$11.47	$0.90	12.7x
Weingarten Realty	$20.48	$1.67	12.3x
Cedar Shopping Centers	$6.67	$0.60	11.1x
Inland Real Estate	$8.03	$0.80	10.0x
Ramco-Gershenson	$10.44	$1.09	9.6x
Average			**13.8x**
Kite Realty Group	**$4.68**	**$0.43**	**10.9x**
Priced with Average Multiple	**$5.93**		**13.8x**
Current Discount	**-21.1%**		

KRG LISTED NYSE

▪ Assuming a peer group average
 multiple of 13.8x, our stock is
 trading at a 21% discount
 (1) Source: Thomson mean 2010 estimate as of June 3, 2010.

Peer Group Assessment:

FFO Multiple
PEER GROUP ANALYSIS

100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
72.7%
74.4%
75.0%
75.1%
77.9%
78.3%
79.2%
79.4%
97.8%
KRG
KIM
CDR
RPT
FRT
AKR
IRC
WRI
EQY

KRG LISTED NYSE

Peer Group Assessment:

2010 ESTIMATED AFFO PAYOUT RATIO
 (1) Source: SNL Financial. Based on most recently announced quarterly dividend annualized.
PEER GROUP ANALYSIS

2010 FFO Guidance
▪ Estimated FFO guidance range of $0.42 to $0.47 per diluted share
▪ Includes the full year effect of the May 2009 common equity offering;
▪ Portfolio leased percentage ranging from 90% to 92% at December 31, 2010;
▪ A decrease in same property net operating income ranging from 0.0% to 2.0%;
▪ An interest rate environment consistent with the current forward yield curve for one month LIBOR and the 10-year US Treasury note;
▪ Transactional FFO ranging from $0.01 to $0.03 on a pretax basis;
▪ General and administrative expense ranging from approximately $5.5 million to $5.8 million;
▪ No material acquisition or disposition activity;
▪ Construction and service fee net margin ranging from $0.01 to $0.03 on a pretax basis.
GUIDANCE

DISCLAIMER
 This presentation contains certain statements that are not historical fact and may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-
 looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including, without limitation: national and local economic, business, real estate and other market conditions, particularly in light of the current recession; financing risks, including the availability of and costs associated with sources of liquidity; the Company’s ability to refinance, or extend the maturity dates of, its indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which the Company operates; acquisition, disposition, development and joint venture risks; property ownership and management risks; the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; risks related to the geographical concentration of our properties in Indiana, Florida and Texas; and other factors affecting the real estate industry generally. The Company refers you the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business Risk Factors”
 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, which discuss these and other factors that could adversely affect the Company’s results. The Company undertakes no obligation to publicly update or revise these forward-looking statements (including the FFO and net income estimates), whether as a result of new information, future events or otherwise.